Exhibit 10.30

AMENDMENT TO SPONSOR AGREEMENT

THIS AMENDMENT TO SPONSOR AGREEMENT (this “Amendment”) is made and entered into as of September 28, 2026 by and among ZincFive, Inc., a Delaware corporation (the “Company”), Spark I Acquisition Corporation, an exempted company limited by shares incorporated under the laws of the Cayman Islands (which shall domesticate as a Delaware corporation prior to the Closing) (“SPAC”), and SLG SPAC Fund LLC, a Delaware limited liability company (“Sponsor”), certain shareholders of SPAC set forth on Schedule A hereto (together with the Sponsor, collectively, the “Insiders” and each, an “Insider”), and, solely for purposes of Section 1.16 of the Sponsor Agreement, the individual set forth on Schedule B hereto (the “Non-Shareholder Insider”).

WHEREAS, SPAC, Spark I Acquisition Corporation Sub I Inc., a Delaware corporation and direct, wholly-owned Subsidiary of SPAC (“Merger Sub I”), Spark I Acquisition Corporation Sub II LLC, a Delaware limited liability company and direct, wholly-owned Subsidiary of SPAC (“Merger Sub II” and together with Merger Sub I, the “Merger Subs”), and the Company are parties to that certain Agreement and Plan of Merger and Reorganization, dated as of June 11, 2026 (as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the “Merger Agreement”);

WHEREAS, concurrently with the execution of the Merger Agreement, the parties hereto entered into a Sponsor Agreement dated as of June 11, 2026 (the “Sponsor Agreement”), pursuant to and subject to the terms and conditions of which, the Insiders have made certain covenants therein in favor of the Company and SPAC, as applicable;

WHEREAS, the SPAC, the Insiders and the Non-Shareholder Insider are party to that certain letter agreement, dated as of October 5, 2023 (as amended by the Sponsor Agreement, the “Letter Agreement”), which Letter Agreement contains certain obligations of the Sponsor and the Insiders, including transfer and lock-up restrictions applicable to the Insiders with respect to their Founder Shares and Placement Warrants (and the Ordinary Shares underlying such Placement Warrants);

WHEREAS, Section 1.2 (No Transfer) of the Sponsor Agreement sets forth certain transfer and lock-up restrictions applicable to the Insiders with respect to the Lock-Up Shares (as defined in the Sponsor Agreement) during the Lock-Up Period (as defined in the Sponsor Agreement);

WHEREAS, it was the original intent of the parties to the Sponsor Agreement that the obligations of the Sponsor and the Insiders under the Letter Agreement, including the transfer and lock-up restrictions applicable to the Insiders set forth in Section 7 thereof, be replaced by the corresponding obligations of the Sponsor and the Insiders set forth in the Sponsor Agreement, and the parties hereto are entering into this Amendment to clarify and give effect to such original intent;

WHEREAS, Section 3.7 (Amendment) of the Sponsor Agreement provides that the Sponsor Agreement may be amended by a written agreement executed by SPAC, the Insiders and the Company; and

WHEREAS, the parties hereto desire to amend the Sponsor Agreement, including to provide for the termination of the Letter Agreement immediately prior to the First Effective Time (subject to certain surviving provisions), pursuant to the terms as set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

1.Definitions.  All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Sponsor Agreement.

2.Amendments to the Sponsor Agreement.  Effective as of the date hereof, Section 1.16 of the Sponsor Agreement is hereby deleted in its entirety and replaced with the following:

Effective immediately prior to the First Effective Time, the Letter Agreement shall terminate and be of no further force or effect; provided, however, that Section 7(b) of the Letter Agreement (relating to the lock-up applicable to the Placement Warrants and the Ordinary Shares underlying the Placement Warrants) shall survive such termination and remain in full force and effect in accordance with its terms. For the avoidance of doubt, prior to the First Effective Time, the Letter Agreement shall remain in full force and effect in accordance with its terms. If the Merger Agreement shall be terminated for any reason, this Section 1.16 shall be void and of no force and effect.

3.No Further Amendment.  The parties hereto agree that, except as provided herein, all other provisions of the Sponsor Agreement shall continue unmodified, in full force and effect and constitute legal and binding obligations of all parties thereto in accordance with its terms. This Amendment forms an integral and inseparable part of the Sponsor Agreement.

4.References. All references to the “Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Sponsor Agreement shall refer to the Sponsor Agreement as amended by this Amendment. Notwithstanding the foregoing, references to the date of the Sponsor Agreement (as amended hereby) and references in the Sponsor Agreement to “the date hereof,” “the date of this Agreement” and terms of similar import shall in all instances continue to refer to June 11, 2026.

5.Other Miscellaneous Terms.  Sections 3.1 (Termination) through 3.8 (Miscellaneous) of the Sponsor Agreement shall apply mutatis mutandis to this Amendment, as if set forth in full herein.

[Signature pages follow]

3

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Amendment to be duly executed as of the date hereof.

ZINCFIVE, INC.

By:	/s/ Tod Higinbotham
	Name:	Tod Higinbotham
	Title:	Chief Executive Officer

[Signature Page to Amendment to Sponsor Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Amendment to be duly executed as of the date hereof.

Spark I Acquisition Corporation

By:	/s/ James Rhee
	Name:	James Rhee
	Title:	Chief Executive Officer

[Signature Page to Amendment to Sponsor Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Amendment to be duly executed as of the date hereof.

SLG SPAC Fund LLC

By:	/s/ Bernard Moon
	Name:	Bernard Moon
	Title:	Managing Member

[Signature Page to Amendment to Sponsor Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Amendment to be duly executed as of the date hereof.

James Rhee

By:	/s/ James Rhee

[Signature Page to Amendment to Sponsor Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Amendment to be duly executed as of the date hereof.

Kurtis Jang

By:	/s/Kurtis Jang

[Signature Page to Amendment to Sponsor Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Amendment to be duly executed as of the date hereof.

Cuong Viet Do

By:	/s/Cuong Viet Do

[Signature Page to Amendment to Sponsor Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Amendment to be duly executed as of the date hereof.

Shin-Bae Kim

By:	/s/Shin-Bae Kim

[Signature Page to Amendment to Sponsor Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Amendment to be duly executed as of the date hereof.

Willy Lan

By:	/s/Willy Lan

[Signature Page to Amendment to Sponsor Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Amendment to be duly executed as of the date hereof.

Tony Ling

By:	/s/Tony Ling

[Signature Page to Amendment to Sponsor Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Amendment to be duly executed as of the date hereof.

Catherine Mohr

By:	/s/Catherine Mohr

[Signature Page to Amendment to Sponsor Agreement]

IN WITNESS WHEREOF, solely for purposes of Section 2 of this Agreement, the parties hereto have hereunto caused this Amendment to be duly executed as of the date hereof.

Ho Min (JIMMY) Kim

By:	/s/ Ho Min (Jimmy) Kim

[Signature Page to Amendment to Sponsor Agreement]

SCHEDULE A

INSIDERS

Name of Insider	Number of SPAC Class A Ordinary Shares	Number of SPAC Class B Ordinary Shares	Number of SPAC Class A Ordinary Shares underlying SPAC Warrants
Sponsor	4,000,000	1,572,078	8,490,535
James Rhee	0	250,000	0
Kurtis Jang	0	100,000	0
Cuong Viet Do	0	100,000	0
Shin-Bae Kim	0	100,000	0
Willy Lan	0	100,000	0
Tony Ling	0	100,000	0
Catherine Mohr	0	100,000	0

SCHEDULE B

NON-SHAREHOLDER INSIDER

1.	Ho Min (Jimmy) Kim

[Signature Page to Amendment to Sponsor Agreement]